UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 3, 2013

DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50789	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13950 Stowe Drive
Poway, California 92064
(Address of principal executive offices, including zip code)
(858) 726-1600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is being filed by Digirad Corporation (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on May 8, 2013 (the “Original Report”) to announce the preliminary results of the Company's 2013 Annual Meeting of Stockholders held on May 3, 2013 (“2013 Annual Meeting”). This Amendment is being filed to disclose the final voting results received from Corporate Election Services (“CES”), the independent inspector of elections for the 2013 Annual Meeting.
Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2013, CES delivered its final vote tabulation that certified the voting results for each of the matters set forth below that were submitted to a vote at the 2013 Annual Meeting.

Proposal 1: Election of Directors
According to the final tabulation of voting results, each of the following five director nominees were elected to serve as the Company's directors until our next Annual Meeting of Stockholders, or until his successor has been elected or appointed: John M. Climaco, Jeffrey E. Eberwein, Charles M. Gillman, James B. Hawkins and John W. Sayward. These nominees represented the Company's Board of Directors' entire slate of nominees.

The final voting results from the 2013 Annual Meeting as reported by CES are provided below. In addition, CES has advised the Company that there were no broker non-votes for Proposal 1.

Board of Director Nominees
Name	Votes For	Votes Withheld
John M. Climaco	7,799,010	407,770
Jeffrey E. Eberwein	7,826,814	379,966
Charles M. Gillman	7,906,820	299,960
James B. Hawkins	7,840,020	366,760
John Sayward	7,916,150	290,630

Opposition Nominees
Name	Votes For	Votes Withheld
Raymond J. Brooks, Jr.	6,652,681	25,575
Christopher Iorillo	6,639,621	38,635
David Sandberg	6,652,681	25,575
Tony Snow	6,639,621	38,635
J. Randall Waterfield	6,652,681	25,575
Proposal 2: Ratification of the appointment of Independent Auditors.

According to the final tabulation of voting results as reported by CES, the stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2013 fiscal year. CES has advised the Company that there were no broker non-votes for Proposal 2.

Votes For	Votes Against	Abstentions
8,917,409	6,056,492	39,555

Proposal 3: Advisory vote on non-employee director compensation.

According to the final tabulation of voting results as reported by CES, the stockholders approved (on a non-binding advisory basis) the Company's non-employee director compensation. CES has advised the Company that there were no broker non-votes for Proposal 3.

Votes For	Votes Against	Abstentions
8,765,043	5,608,439	511,554
Proposal 4: Advisory vote on named executive officer compensation.

According to the final tabulation of voting results as reported by CES, the stockholders approved (on a non-binding advisory basis) the Company's named executive officer compensation. CES has advised the Company that there were no broker non-votes for Proposal 4.

Votes For	Votes Against	Abstentions
8,784,000	5,851,151	249,885

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits:
99.1 Press Release of Digirad Corporation dated May 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Todd P. Clyde
Todd P. Clyde Chief Executive Officer

Date:    May 10, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Digirad Corporation dated May 10, 2013.